_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-100818 (Commission File Number)	13-6357101 (I.R.S. Employer Identification No.)

85 Broad Street New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith under Form SE as Exhibit 99.1 are certain materials (the “Computational Materials”) furnished to the Registrant by Goldman, Sachs & Co. (the “Underwriter”) in respect of Mortgage Pass-Through Certificates, Series 2004-2F, Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IIIA-6, Class IVA-1, Class IVA-2, Class VA-1, Class VIA-1, Class VIIA-1, Class VIIA-2, Class VIIIA-1, Class IXA-1, Class XA-1, Class XIA-1, Class XIIA-1, Class XIIIA-1, Class XIVA-1, Class A-P, Class A-X, Class I-B1, Class I-B2, Class I-B3, Class II-B1, Class II-B2 and Class II-B3 Certificates are being offered pursuant to a Prospectus Supplement, dated January 28, 2004 and a Prospectus, dated January 23, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-100818) (the “Registration Statement”).  The Securities and Exchange Commission declared this Registration Statement effective on December 2, 2002.  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

_____________________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Howard Altarescu

      Name: Howard Altarescu

      Title:   Vice President

Dated:  January 30, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

Exhibit 99.1     Computational Materials

[To be filed on Form SE]